UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 26, 2006
(Date of earliest event reported)

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

      On May 25, 2006, Atlas Air Worldwide Holdings, Inc. (the "Company") received a letter from the NASDAQ Stock Market Listing Qualifications Department of the NASDAQ Stock Market, Inc. ("NASDAQ") informing the Company that NASDAQ has approved the Company's application to list its shares of common stock ("Common Stock") on the Nasdaq National Market. The Company's Common Stock currently trades on the Pink Sheets. A further description of the letter is included in Item 8.01 below and the attached press release, and each is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On May 26, 2006, William J. Flynn was elected to the Board of Directors of the Company and its principal operating subsidiaries, Atlas Air, Inc. ("Atlas") and Polar Air Cargo, Inc. ("Polar"). As previously reported by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on May 3, 2006 ("Form 8-K"), Mr. Flynn will join the Company, Atlas and Polar as President and Chief Executive Officer on or about June 22, 2006.

      With respect to the disclosure required under this Item regarding Mr. Flynn's employment agreement, family relationships and arrangements or understandings with the Company in being elected a director, all of such information is contained in the Form 8-K and is hereby incorporated by reference herein. Mr. Flynn's biography, as required by this Item, is contained in the Company's definitive proxy statement, filed with the SEC on May 25, 2006 ("Proxy Statement") and is hereby incorporated by reference herein. Such descriptions in the Form 8-K and Proxy Statement, as applicable, contain all of the information required to be disclosed pursuant to this Item.

      The Proxy Statement also provides that Mr. Flynn was to initially be elected as a director of the Company at the annual meeting of stockholders on June 27, 2006, along with two additional non-incumbent nominees. Mr. Flynn should now be deemed an incumbent director nominee.

Item 8.01 Other Events

      On May 25, 2006, the Company received a letter from NASDAQ indicating that the Company's Common Stock has been approved for listing on the Nasdaq National Market. The Company expects its Common Stock to begin trading on the Nasdaq National Market on or about Wednesday, May 31, 2006. The Company's Common Stock will trade under the symbol "AAWW." A copy of a related press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of Atlas Air Worldwide Holdings, Inc. dated May 30, 2006

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

Dated: May 30, 2006	By:	/s/ John W. Dietrich

Name: John W. Dietrich
Title: Senior Vice President, General Counsel,
Secretary and Chief Human Resources Officer

EXHIBIT INDEX

99.1          Press Release of Atlas Air Worldwide Holdings, Inc. dated May 30, 2006